PIMCO Funds

Supplement dated February 3, 2023, to the

Credit Bond Funds Prospectus (the “Prospectus”)

dated August 1, 2022, as supplemented from time to time

Disclosure Related to the PIMCO High Yield Fund and PIMCO High Yield Spectrum Fund (each, a “Fund” and together, the “Funds”)

Pacific Investment Management Company LLC (“PIMCO”) has announced that Andrew Jessop will retire from PIMCO effective June 30, 2023. Mr. Jessop will continue to serve as a portfolio manager of each Fund until March 31, 2023 or such other date(s), if any, disclosed in a subsequent supplement.

Effective April 1, 2023, the PIMCO High Yield Fund’s portfolio is jointly and primarily managed by Sonali Pier and David Forgash. Accordingly, effective April 1, 2023, the paragraph in the “Investment Adviser/Portfolio Managers” section of the PIMCO High Yield Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Sonali Pier and David Forgash. Ms. Pier is a Managing Director of PIMCO, and she has managed the Fund since July 2019. Mr. Forgash is an Executive Vice President of PIMCO, and he has managed the Fund since January 2023.

Effective April 1, 2023, the PIMCO High Yield Spectrum Fund’s portfolio is jointly and primarily managed by Sonali Pier, David Forgash and Charles Watford. Accordingly, effective April 1, 2023, the paragraph in the “Investment Adviser/Portfolio Managers” section of the PIMCO High Yield Spectrum Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Sonali Pier, David Forgash and Charles Watford. Ms. Pier is a Managing Director of PIMCO, and she has managed the Fund since July 2019. Mr. Forgash is an Executive Vice President of PIMCO, and he has managed the Fund since January 2023. Mr. Watford is an Executive Vice President of PIMCO, and he has managed the Fund since January 2023.

In addition, effective April 1, 2023, disclosure concerning each Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO High Yield PIMCO High Yield Spectrum PIMCO Low Duration Credit	David Forgash	1/23 1/23 4/20

Executive Vice President, PIMCO. Mr. Forgash is a portfolio manager and head of global leveraged loans. In addition to being the lead portfolio manager for leveraged loans, he is also a member of the high yield and multi-sector credit teams. Prior to joining PIMCO in 2018, he was a senior portfolio manager at Millennium Capital Partners, investing across European credit. Previously, he was an executive director of European credit trading at Morgan Stanley, a managing director of U.S. credit trading at Greenwich Capital and a vice president in credit trading at Lehman Brothers. He has investment experience since 1994 and holds an MBA from the Stern School of Business at New York University. He received an undergraduate degree in economics from the University of Delaware.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Diversified Income PIMCO High Yield PIMCO High Yield Spectrum	Sonali Pier	2/17 7/19 7/19

Managing Director, PIMCO. Ms. Pier is a portfolio manager focusing on high yield and multi-sector credit opportunities. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps across various sectors. She has investment experience since 2003 and holds an undergraduate degree in economics from Princeton University.

PIMCO Diversified Income PIMCO High Yield Spectrum	Charles Watford	12/22 1/23

Executive Vice President, PIMCO. Mr. Watford is an executive vice president and portfolio manager in the London office, focusing on high yield. He is also a research analyst focused on the European automotive and real estate sectors. Prior to joining PIMCO in 2007, Mr. Watford was a management consultant at McKinsey & Company and an investment banking analyst at Morgan Stanley. He has investment experience since 2002 and holds an MBA from the Wharton School of the University of Pennsylvania. He also holds a master’s degree in chemistry from the University of Oxford.

Investors Should Retain This Supplement for Future Reference

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PIMCO Funds

Supplement dated February 3, 2023, to the

Statement of Additional Information (the “SAI”)

dated August 1, 2022, as supplemented from time to time

Disclosure Related to the PIMCO High Yield Fund and

PIMCO High Yield Spectrum Fund (each, a “Fund” and together, the “Funds”)

Pacific Investment Management Company LLC (“PIMCO”) has announced that Andrew Jessop will retire from PIMCO effective June 30, 2023. Mr. Jessop will continue to serve as a portfolio manager of each Fund until March 31, 2023 or such other date(s), if any, disclosed in a subsequent supplement.

Effective April 1, 2023, the PIMCO High Yield Fund’s portfolio is jointly and primarily managed by Sonali Pier and David Forgash.

Effective April 1, 2023, the PIMCO High Yield Spectrum Fund’s portfolio is jointly and primarily managed by Sonali Pier, David Forgash and Charles Watford.

Accordingly, effective April 1, 2023, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective April 1, 2023, the following is added to the end of the paragraph immediately preceding the above-mentioned table:

Effective April 1, 2023, the PIMCO High Yield Fund is jointly and primarily managed by Sonali Pier and David Forgash and the PIMCO High Yield Spectrum Fund is jointly and primarily managed by Sonali Pier, David Forgash and Charles Watford.

In addition, effective April 1, 2023, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

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